Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Douglas T. Watson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Digital Video Systems, Inc. on Form 10-Q for the fiscal quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form  10-Q fairly presents in all material respects the financial condition and results of operations of Digital Video Systems, Inc.

May 15, 2003	By:	/s/ DOUGLAS T. WATSON
	Name:	Douglas T. Watson
	Title:	Chief Executive Officer

I, Robert Baker, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Digital Video Systems, Inc. on Form 10-Q for the fiscal quarter ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form  10-Q fairly presents in all material respects the financial condition and results of operations of Digital Video Systems, Inc.

May 15, 2003	By:	/s/ ROBERT BAKER
	Name:	Robert Baker
	Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Digital Video Systems, Inc. and will be retained by Digital Video Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.